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3rd Quarter Report | September 30, 2021

Liberty All-Star® Growth Fund

LIBERTY ALL-STAR® GROWTH FUND

Period Ended September 30, 2021 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$8.57
Market Price	$8.63
Premium	0.7%

	Quarter	Year-to-Date
Distributions*	$0.17	$0.50
Market Price Trading Range	$8.31 to $9.20	$8.00 to $9.45
Premium/(Discount) Range	5.4% to -2.1%	15.2% to -2.1%

Performance
Shares Valued at NAV with Dividends Reinvested	2.76%	15.41%
Shares Valued at Market Price with Dividends Reinvested	0.34%	13.10%
Dow Jones Industrial Average	-1.46%	12.12%
Lipper Multi-Cap Growth Mutual Fund Average	-0.38%	10.44%
NASDAQ Composite Index	-0.23%	12.66%
Russell Growth Benchmark	-1.60%	9.29%
S&P 500® Index	0.58%	15.92%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2021 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates no portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2021.

Performance returns for the Fund are calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund’s rights offering were exercised. Returns are net of management fees and other Fund expenses.

The return shown for the Lipper Multi-Cap Growth Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 17.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2021

U.S. equity markets were flat to modestly lower in the third quarter owing to a weak September, highlighted by the 4.65 percent monthly decline in the S&P 500® Index. For the quarter, the S&P 500® returned 0.58 percent, the Dow Jones Industrial Average (DJIA) declined 1.46 percent and the NASDAQ Composite Index lost 0.23 percent.

Although choppy in July and August, equities continued to gain ground; the S&P 500® returned 2.38 percent in July and 3.04 percent in August. But in September a number of factors came together to blunt the advance and lead to the first monthly reversal in the index since January. These included an increase in the number of COVID-19 cases in the U.S., chiefly attributed to the highly contagious Delta variant; supply chain bottlenecks in everything from semiconductors to retail merchandise for the holiday season; instability in China’s real estate market; and the U.S. Federal Reserve tightening money supply by slowing its bond purchases.

The quarter also saw positive news: In early July, the Labor Department reported that 850,000 U.S. jobs were added in June and in August the department reported that July job growth reached 943,000. (August data disappointed, as just 235,000 jobs were added.) Corporate earnings generally topped even optimistic estimates, with nearly 90 percent of companies exceeding forecasts. And second quarter GDP growth (reported in July) came in at 6.6 percent, meaning that the economy had exceeded its pre-pandemic level.

In the more positive environment that characterized the first two months of the quarter, the DJIA broke the 35000 level for the first time (July 23) and the NASDAQ surpassed 15000, also a first (August 24).

Of the 11 S&P sectors, six posted positive returns for the quarter while five were negative. Financial stocks generated the strongest gains, as banks are seen as benefiting from higher interest rates. Industrials and materials were the two poorest performing sectors, hurt by supply chain disruptions and higher energy costs. Higher interest rates were also a drag, particularly for richly valued information technology companies.

Liberty All-Star® Growth Fund

Liberty All-Star Growth Fund generally outperformed relevant benchmarks in what was a challenging quarter for equities. The Fund returned 2.76 percent with shares valued at net asset value (NAV) with dividends reinvested and 0.34 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned -0.38 percent for the quarter while its Russell Growth Benchmark returned -1.60 percent. Both measures of Fund performance were also ahead of the DJIA and the NASDAQ Composite; returns were mixed relative to the S&P 500®, with the NAV return being well ahead while the market price return trailed by just 24 basis points. Through nine months this year, the Fund posted an NAV return of 15.41 percent and a market price return of 13.10 percent. Both returns topped the Lipper benchmark return of 10.44 percent and the Russell Growth Benchmark return of 9.29 percent. Nine-month NAV and market price returns exceeded those of the DJIA and NASDAQ Composite but trailed the S&P 500®.

Growth and value styles of investing have engaged in a tug of war thus far in 2021, with value prevailing in the first quarter and growth gaining momentum in the second. Based on the Russell indices, third quarter returns were mixed: better for growth among large- and mid-cap stocks but better for the value style among small-cap stocks (although all categories except large-cap growth stocks were lower for the quarter). On balance through nine months, value stocks have delivered higher returns across all market capitalization ranges.

Third Quarter Report (Unaudited) | September 30, 2021	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Over the quarter, Fund shares traded in a range from a -2.1 percent discount to underlying NAV to a premium of 5.4 percent. This compares to a range in the second quarter that went from a -1.4 percent discount to a 14.8 percent premium. Through nine months this year, the discount/premium ranged from -2.1 percent to 15.2 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.17 to shareholders during the third quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $15.48 per share. The Fund’s distribution policy is a major component of the Fund's total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

The third quarter was weighed down by a poor September, but relative to the Fund’s primary and secondary benchmarks, which showed negative returns for the period, the Fund was able to deliver positive, albeit modest, gains. Given the volatility of trading in the first few days of October, the fourth quarter is a question mark. While short-term changes of direction are a fact of life in the equity markets, we at ALPS Advisors are focused on the long term—and by that measure the Fund has excelled, as returns exceed those of its primary and secondary benchmarks for all longer periods, ranging from one year to 20 years. The customary disclaimer in the investment world is past results do not guarantee future performance, and we invoke that here. But for investors who share our long-term perspective we are confident that the Fund remains well positioned as a quality, diversified, all-cap growth portfolio.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund

The views expressed in the President’s letter reflect the views of the President as of October 2021 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

September 30, 2021 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021
1st Quarter	0.16
2nd Quarter	0.17	June	5[1]	8.21
3rd Quarter	0.17
Total	$15.48

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2021 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2021	3

Liberty All-Star® Growth Fund	Investment Managers/Portfolio Characteristics

September 30, 2021 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 17 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of September 30, 2021 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH			Small		Large
	SMALLCAP	MIDCAP	LARGECAP				TOTAL
	INDEX	INDEX	INDEX	WEATHERBIE	CONGRESS	SUSTAINABLE	FUND
Number of Holdings	1,226	392	501	50	40	29	118*
Percent of Holdings in Top 10	5%	12%	46%	51%	29%	45%	18%
Weighted Average Market Capitalization (billions)	$3.8	$27.7	$826.2	$6.5	$19.7	$440.9	$152.6
Average Five-Year Earnings Per Share Growth	12%	20%	26%	27%	25%	24%	25%
Average Five-Year Sales Per Share Growth	9%	13%	17%	12%	12%	14%	13%
Price/Earnings Ratio**	24x	35x	36x	40x	29x	39x	35x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

September 30, 2021 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
SPS Commerce, Inc.	2.15%
Paylocity Holding Corp.	2.02
Amazon.com, Inc.	1.87
FirstService Corp.	1.86
Natera, Inc.	1.82
Progyny, Inc.	1.75
Signature Bank	1.62
UnitedHealth Group, Inc.	1.59
Visa, Inc.	1.56
SiteOne Landscape Supply, Inc.	1.53
Casella Waste Systems, Inc.	1.52
Microsoft Corp.	1.47
salesforce.com, Inc.	1.46
Montrose Environmental Group, Inc.	1.45
Chegg, Inc.	1.45
PayPal Holdings, Inc.	1.29
Workday, Inc.	1.28
Facebook, Inc.	1.28
Autodesk, Inc.	1.19
Intuit, Inc.	1.17
31.33%

Economic Sectors*	Percent of Net Assets
Information Technology	30.82%
Health Care	21.06
Consumer Discretionary	12.88
Industrials	11.37
Financials	8.22
Communication Services	4.94
Real Estate	3.63
Materials	2.00
Consumer Staples	1.47
Energy	0.92
Other Net Assets	2.69
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Third Quarter Report (Unaudited) | September 30, 2021	5

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

September 30, 2021 (Unaudited)

The following are the major ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2021.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/21
Purchases
Amazon.com, Inc.	727	2,639
Casella Waste Systems, Inc.	53,016	92,700
Montrose Environmental Group, Inc.	45,508	108,801
Netflix, Inc.	5,449	5,449
Novanta, Inc.	13,774	16,382
PayPal Holdings, Inc.	7,738	22,993
Qualys, Inc.	20,000	40,000
SiteOne Landscape Supply, Inc.	13,447	35,504
SPS Commerce, Inc.	53,631	61,609
UnitedHealth Group, Inc.	5,046	18,858

Sales
Fortinet, Inc.	(17,500)	0
Union Pacific Corp.	(15,095)	0
Upstart Holdings, Inc.	(52,201)	0

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.31%)
COMMUNICATION SERVICES (4.94%)
Entertainment (2.50%)
Netflix, Inc.(a)	5,449	$3,325,742
Take-Two Interactive Software, Inc.(a)	20,000	3,081,400
Walt Disney Co.(a)	30,511	5,161,546
		11,568,688
Interactive Media & Services (2.44%)
Alphabet, Inc., Class C(a)	2,012	5,362,604
Facebook, Inc., Class A(a)	17,411	5,909,119
		11,271,723
CONSUMER DISCRETIONARY (12.88%)
Distributors (0.85%)
Pool Corp.	9,000	3,909,690

Diversified Consumer Services (1.45%)
Chegg, Inc.(a)	98,569	6,704,663

Hotels, Restaurants & Leisure (1.61%)
Planet Fitness, Inc., Class A(a)	17,528	1,376,824
Wingstop, Inc.	6,348	1,040,628
Yum! Brands, Inc.	41,205	5,039,784
		7,457,236
Internet & Direct Marketing Retail (2.73%)
Amazon.com, Inc.(a)	2,639	8,669,221
Etsy, Inc.(a)	19,000	3,951,240
		12,620,461
Leisure Products (0.26%)
Latham Group, Inc.(a)	73,679	1,208,336

Multiline Retail (1.10%)
Ollie's Bargain Outlet Holdings, Inc.(a)	84,190	5,074,973

Specialty Retail (4.17%)
Asbury Automotive Group, Inc.(a)	21,500	4,229,910
Burlington Stores, Inc.(a)	11,500	3,261,055
Floor & Decor Holdings, Inc., Class A(a)	35,000	4,227,650
MYT Netherlands Parent BV(a)(b)(c)	123,556	3,323,656
Williams-Sonoma, Inc.	24,000	4,255,920
		19,298,191
Textiles, Apparel & Luxury Goods (0.71%)
Canada Goose Holdings, Inc.(a)	11,108	396,222

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2021	7

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
NIKE, Inc., Class B	20,048	$2,911,571
		3,307,793
CONSUMER STAPLES (1.47%)
Food Products (0.75%)
McCormick & Co., Inc.	43,000	3,484,290

Household Products (0.72%)
Church & Dwight Co., Inc.	40,000	3,302,800

ENERGY (0.92%)
Energy Equipment & Services (0.92%)
Core Laboratories NV	154,288	4,281,492

FINANCIALS (8.22%)
Banks (2.41%)
First Republic Bank	18,000	3,471,840
Seacoast Banking Corp. of Florida	4,527	153,058
Signature Bank	27,533	7,496,685
		11,121,583
Capital Markets (3.85%)
Hamilton Lane, Inc., Class A	50,075	4,247,361
MSCI, Inc.	7,556	4,596,617
Raymond James Financial, Inc.	45,000	4,152,600
StepStone Group, Inc., Class A	112,784	4,809,110
		17,805,688
Consumer Finance (1.13%)
American Express Co.	24,848	4,162,786
LendingTree, Inc.(a)	7,570	1,058,513
		5,221,299
Insurance (0.38%)
Goosehead Insurance, Inc., Class A	11,626	1,770,524

Thrifts & Mortgage Finance (0.45%)
Axos Financial, Inc.(a)	40,712	2,098,296

HEALTH CARE (21.06%)
Biotechnology (5.03%)
ACADIA Pharmaceuticals, Inc.(a)	77,056	1,279,900
Horizon Pharma Plc(a)	37,500	4,107,750
Natera, Inc.(a)	75,614	8,426,424

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Biotechnology (continued)
Neurocrine Biosciences, Inc.(a)	37,000	$3,548,670
Puma Biotechnology, Inc.(a)	86,921	609,316
Regeneron Pharmaceuticals, Inc.(a)	7,151	4,327,642
Ultragenyx Pharmaceutical, Inc.(a)	10,784	972,609
		23,272,311
Health Care Equipment & Supplies (7.56%)
Abbott Laboratories	39,239	4,635,303
Cooper Cos., Inc.	10,000	4,133,100
Danaher Corp.	16,902	5,145,645
Eargo, Inc.(a)	37,227	250,538
Glaukos Corp.(a)	23,089	1,112,197
Intuitive Surgical, Inc.(a)	3,006	2,988,415
Nevro Corp.(a)	42,198	4,911,003
ResMed, Inc.	15,000	3,953,250
STERIS PLC	17,500	3,574,900
West Pharmaceutical Services, Inc.	10,000	4,245,400
		34,949,751
Health Care Providers & Services (4.31%)
Apria, Inc.(a)	100,963	3,750,776
PetIQ, Inc.(a)	29,787	743,781
Progyny, Inc.(a)	144,301	8,080,856
UnitedHealth Group, Inc.	18,858	7,368,575
		19,943,988
Health Care Technology (0.57%)
Inspire Medical Systems, Inc.(a)	6,525	1,519,542
Tabula Rasa HealthCare, Inc.(a)	42,654	1,117,961
		2,637,503
Life Sciences Tools & Services (3.51%)
Charles River Laboratories International, Inc.(a)	10,500	4,333,035
Illumina, Inc.(a)	6,505	2,638,493
Mettler-Toledo International, Inc.(a)	2,500	3,443,400
NeoGenomics, Inc.(a)	19,400	935,856
Thermo Fisher Scientific, Inc.	8,545	4,882,015
		16,232,799
Pharmaceuticals (0.08%)
Aerie Pharmaceuticals, Inc.(a)	32,052	365,393

INDUSTRIALS (11.37%)
Aerospace & Defense (0.83%)
Huntington Ingalls Industries, Inc.	17,000	3,282,020

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2021	9

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Aerospace & Defense (continued)
Kratos Defense & Security Solutions, Inc.(a)	25,297	$564,376
		3,846,396
Building Products (0.78%)
Masco Corp.	65,000	3,610,750

Commercial Services & Supplies (4.54%)
Casella Waste Systems, Inc., Class A(a)	92,700	7,039,638
Cintas Corp.	9,000	3,425,940
Copart, Inc.(a)	27,500	3,814,800
Montrose Environmental Group, Inc.(a)	108,801	6,717,374
		20,997,752
Construction & Engineering (0.29%)
Ameresco, Inc., Class A(a)	23,160	1,353,239

Electrical Equipment (0.75%)
Generac Holdings, Inc.(a)	8,500	3,473,695

Machinery (0.76%)
IDEX Corp.	17,000	3,518,150

Professional Services (1.89%)
Booz Allen Hamilton Holding Corp.	50,000	3,967,500
IHS Markit, Ltd.	40,730	4,749,932
		8,717,432
Trading Companies & Distributors (1.53%)
SiteOne Landscape Supply, Inc.(a)	35,504	7,081,983

INFORMATION TECHNOLOGY (30.82%)
Communications Equipment (0.69%)
Ciena Corp.(a)	62,500	3,209,375

Electronic Equipment, Instruments & Components (3.26%)
Keysight Technologies, Inc.(a)	24,500	4,025,105
Novanta, Inc.(a)	16,382	2,531,019
Teledyne Technologies, Inc.(a)	9,000	3,866,220
Zebra Technologies Corp., Class A(a)	9,000	4,638,780
		15,061,124
IT Services (5.69%)
Akamai Technologies, Inc.(a)	32,000	3,346,880
FleetCor Technologies, Inc.(a)	17,849	4,663,408
Globant SA(a)	18,280	5,136,863

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
IT Services (continued)
PayPal Holdings, Inc.(a)	22,993	$5,983,009
Visa, Inc., Class A	32,350	7,205,962
		26,336,122
Semiconductors & Semiconductor Equipment (4.87%)
Brooks Automation, Inc.	41,000	4,196,350
Diodes, Inc.(a)	44,901	4,067,582
Entegris, Inc.	31,000	3,902,900
Impinj, Inc.(a)	36,529	2,086,902
Monolithic Power Systems, Inc.	10,250	4,967,970
Skyworks Solutions, Inc.	20,000	3,295,600
		22,517,304
Software (16.31%)
Altair Engineering, Inc., Class A(a)	1,849	127,470
Autodesk, Inc.(a)	19,316	5,508,344
BTRS Holdings, Inc.(a)	58,642	623,951
Cerence, Inc.(a)	32,779	3,150,390
Ebix, Inc.	11,979	322,594
Everbridge, Inc.(a)	17,385	2,625,830
Intuit, Inc.	10,071	5,433,405
LivePerson, Inc.(a)	22,610	1,332,859
Microsoft Corp.	24,068	6,785,251
Paycom Software, Inc.(a)	10,000	4,957,500
Paylocity Holding Corp.(a)	33,268	9,328,347
Qualys, Inc.(a)	40,000	4,451,600
Rapid7, Inc.(a)	9,232	1,043,401
RingCentral, Inc., Class A(a)	17,958	3,905,865
salesforce.com, Inc.(a)	24,882	6,748,496
SEMrush Holdings, Inc., Class A(a)(c)	23,844	549,843
SPS Commerce, Inc.(a)	61,609	9,938,148
Vertex, Inc., Class A(a)	138,284	2,657,818
Workday, Inc., Class A(a)	23,746	5,933,888
		75,425,000
MATERIALS (2.00%)
Chemicals (0.67%)
Linde PLC	10,584	3,105,134

Containers & Packaging (1.33%)
Ball Corp.	57,648	5,186,591
Ranpak Holdings Corp.(a)	35,821	960,719
		6,147,310

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2021	11

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
REAL ESTATE (3.63%)
Equity Real Estate Investment Trusts (REITs) (1.77%)
Equinix, Inc.	5,526	$4,366,259
Sun Communities, Inc.	20,500	3,794,550
		8,160,809
Real Estate Management & Development (1.86%)
FirstService Corp.	47,732	8,614,671

TOTAL COMMON STOCKS
(COST OF $291,295,607)		450,085,717

SHORT TERM INVESTMENTS (3.06%)
MONEY MARKET FUND (2.74%)
State Street Institutional US Government Money Market Fund, 0.03%(d)
(COST OF $12,684,781)	12,684,781	12,684,781

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.32%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%
(COST OF $1,484,742)	1,484,742	1,484,742

TOTAL SHORT TERM INVESTMENTS
(COST OF $14,169,523)		14,169,523

TOTAL INVESTMENTS (100.37%)
(COST OF $305,465,130)		464,255,240

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.37%)		(1,709,882)

NET ASSETS (100.00%)		$462,545,358

NET ASSET VALUE PER SHARE
(53,987,504 SHARES OUTSTANDING)		$8.57

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $3,857,789.
(d)	Rate reflects seven-day effective yield on September 30, 2021.

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2021 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2021, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Third Quarter Report (Unaudited) | September 30, 2021	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2021 (Unaudited)

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2021:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$3,857,789	$1,484,742	$2,542,652	$4,027,394

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2021 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$450,085,717	$–	$–	$450,085,717
Short Term Investments	14,169,523	–	–	14,169,523
Total	$464,255,240	$–	$–	$464,255,240

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Third Quarter Report (Unaudited) | September 30, 2021	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2021 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

September 30, 2021 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index (Largecap)

Measures the performance of those Russell 1000® companies with higher book-to-price-ratios and lower growth values.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index

Measures the performance of those Russell Midcap® companies with higher book-to-price-ratios and lower growth values.

Third Quarter Report (Unaudited) | September 30, 2021	17

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

September 30, 2021 (Unaudited)

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher book-to-price-ratios and lower growth values.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

18	www.all-starfunds.com

ALL-STAR GROWTH FUND

ASG LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President and Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary^
Matthew Sutula, Chief Compliance Officer

* Member of the Audit Committee
^ Through September 23, 2021

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

ASG
LISTED
NYSE